AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "**Agreement**") is dated November 14, 2013 and is made by **NAKED BRAND GROUP INC.**, formerly Search By Headlines.com Corp., a Nevada corporation (the "**Debtor**"), in favor of **KALAMALKA PARTNERS LTD.**, a British Columbia company, in its capacity as agent for certain lenders set out in Schedule A hereto (the "**Lenders**") (in such capacity, the "**Secured Party**") and is granted by the Debtor in favour of the Secured Party pursuant to convertible promissory notes made jointly and severally by the Debtor and **NAKED INC.**, formerly Naked Boxer Brief Clothing Inc., a Nevada corporation (the "**Co-Borrower**") in favour of the Lenders and more particularly described in Schedule A hereto (as those notes may be amended, extended, renewed, replaced, restated and in effect from time to time, the "**Notes**") and evidencing loans made by the Lenders to the Debtor and the Co-Borrower on a joint and several basis. This Agreement amends and restates a security agreement dated August 10, 2012 made by the Debtor in favour of the Secured Party in its capacity as agent for the Lenders.

FOR VALUE RECEIVED, the Debtor covenants, agrees, warrants, represents, acknowledges, and confirms to and with the Secured Party and creates and grants the mortgages, charges, transfers, assignments, and security interests as follows:

1. Grant of Security Interest.

1.1 As security for the payment and performance of the Obligations (as defined in paragraph 3), the Debtor, subject to the exceptions set out in paragraph 2, does grant to the Secured Party a security interest in, and mortgages, charges, transfers and assigns absolutely, all of the Debtor's present and after acquired personal property, and all personal property in which the Debtor has rights, of whatever nature or kind and wherever situate, including, without limitation, all of the following now owned or in future owned or acquired by or on behalf of the Debtor:

(a) all goods, including:

(i) all inventory of whatever kind and wherever situate, including, without limitation, goods acquired or held for sale or lease or furnished or to be furnished under contracts of rental or service, all raw materials, work in progress, finished goods, returned goods, repossessed goods, and all packaging materials, supplies, and containers relating to or used or consumed in connection with any of the foregoing (collectively the "**Inventory**");

(ii) all equipment of whatever kind and wherever situate, including, without limitation, all machinery, tools, apparatus, plant, fixtures, furniture, furnishings, chattels, motor vehicles, vessels, and other tangible personal property of whatever nature or kind (collectively the "**Equipment**");

(b) all book accounts and book debts and generally all accounts, debts, dues, claims, choses in action, and demands of every nature and kind however arising or secured including letters of credit and advices of credit, which are now due, owing, or accruing, or growing due to, or owned by, or which may in future become due, owing, or accruing, or growing due to, or owned by the Debtor (the "**Accounts**");

(c) all contractual rights, insurance claims, licences, goodwill, patents, trademarks, trade names, copyrights, and other industrial or intellectual property of the Debtor or in which the Debtor has an interest, all other choses in action of the Debtor of every kind which now are, or which may in future be, due or owing to or owned by the Debtor, and all other intangible property of the Debtor which is not Accounts, Chattel Paper, Instruments, Documents of Title, Investment Property, or Money;

(d) all Money;

(e) the undertaking of the Debtor;

(f) all Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, and Investment Property now owned or in future owned or acquired by or on behalf of the Debtor (including those returned to or repossessed by the Debtor) and all other goods of the Debtor that are not Equipment, Inventory, or Accounts;

(g) all proceeds, renewals, and accretions, and substitutions of any of the foregoing; and

(h) all deeds, documents, writings, papers, books of account, and other books and electronically recorded data relating to any of the foregoing or by which any of the foregoing is or may in future be secured, evidenced, acknowledged, or made payable.

1.2 The mortgages, charges, assignments, transfers, and security interests created or granted under Section 1.1 of this Agreement are collectively called the "**Security Interest**", and all property, assets, interests, and undertakings (including Proceeds) subject to the Security Interest or otherwise charged or secured by this Agreement or expressed to be charged, assigned or transferred, or secured by any instruments supplemental to this Agreement or in implementation of this Agreement are collectively called the "**Collateral**".

2. Exceptions and Definitions.

2.1 The Security Interest granted by this Agreement shall not extend or apply to and the Collateral shall not extend to the last day of the term of any lease or agreement to lease real property, but upon the enforcement of the Security Interest the Debtor shall stand possessed of such last day in trust to assign and dispose thereof as the Secured Party shall direct.

2.2 The terms "Chattel Paper", "Document of Title", "Equipment", "Consumer Goods", "Instrument", "Intangible", "Investment Property", "Proceeds", "Inventory", "Accessions", "Money", "financing statement", "financing change statement", "verification statement", and "control" shall, unless otherwise defined in this Agreement or otherwise required by the context, be interpreted according to their respective meanings as set out in the Act.

2.3 Any reference in this Agreement to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof". The Collateral shall not include consumer goods of the Debtor.

2.4 The term "Proceeds", whenever used and interpreted as above, shall by way of example include trade-ins, equipment, cash, bank accounts, notes, chattel paper, goods, contract rights, accounts, and any other personal property or obligation received when such collateral or proceeds are sold, exchanged, collected, or otherwise disposed of. The term "licence" means any licence or similar right at any time owned or held by the Debtor including without limitation a "licence" as defined in the Act, and the meaning of the term "crops" whenever used in this Agreement includes but is not limited to "crops" as defined in the Act.

3. Obligations Secured.

3.1 The Security Interest in the Collateral is given as general and continuing security for the payment, performance and satisfaction of any and all indebtedness and liability of the Debtor to the Secured Party (including interest thereon), under or arising in connection with the following:

(a) the Debtor's obligations under the Notes, including without limitation, all principal, interest thereon, charges and other costs and expenses as therein set forth;

(b) the Debtor's obligations with respect to payment of any costs and expenses incurred or advances made by Secured Party pursuant to the Notes, this Agreement or any other documents executed by the Debtor securing or relating to the Notes, this Agreement and/or the Collateral, whether executed prior to, contemporaneously with or subsequent to this Agreement (the Notes, this Agreement and such other documents executed by the Debtor are herein collectively referred to as the "**Loan Documents**") to protect the Collateral or fulfill the Debtor's obligations under the Loan Documents, together with interest thereon from the time such costs and expenses are incurred or advances made, at the rate or rates from time to time provided for in the Notes but in any case not in excess of the maximum rate permitted by applicable law;

(c) performance of each agreement, term and condition set forth or incorporated by reference herein or in any Loan Document; and

(d) any and all amendments, modifications, renewals, restatements, replacements and/or extensions of any of the foregoing, in effect from time to time, including, but not limited to, amendments, modifications, extensions, renewals, restatements, replacements and/or extensions which are evidenced by new or additional instruments, documents or agreements or which change the rate of interest on any obligation secured hereby

(collectively the "**Obligations**").

4. Prohibitions.

4.1 Without the prior written consent of the Secured Party, the Debtor shall not and shall not have power to:

(a) grant, create, or permit to be created any security interest in, charge, encumbrance, or lien over, or claim against any of its property, assets, or undertakings that rank or could rank in priority to or pari passu with the Security Interest;

(b) grant, sell, or otherwise assign its Chattel Paper; or

(c) issue or have outstanding at any time any secured or unsecured bonds, debentures, debenture stock, or other evidences of indebtedness of the Debtor or of any predecessor in title of the Debtor issued under a trust deed or other instrument running in favour of a trustee.

5. Attachment.

5.1 The Debtor acknowledges and confirms that:

(a) there is no intention to delay the time of attachment of the Security Interest created by this Agreement, and the Security Interest shall attach at the earliest time permissible under the laws governing this Agreement;

(b) that value has been given; and

(c) that the Debtor has (or in the case of any after acquired property, will have at the time of acquisition) rights in the Collateral.

6. Representations and Warranties.

6.1 The Debtor represents and warrants to the Secured Party that:

(a) if the Debtor is a company or a partnership, this Agreement is granted in accordance with resolutions of the directors (and of the shareholders as applicable) or of the partners, as the case may be, of the Debtor, and that all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Agreement, and the performance of the Debtor's obligations hereunder, legal, valid, and binding;

(b) the Debtor lawfully owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens, and claims, save only the charges or security interests, if any, shown in any schedule to this Agreement and those consented to in writing by the Secured Party, and the Debtor has good right and lawful authority to grant a security interest in the Collateral as provided by this Agreement;

(c) where the Collateral includes Accounts, Chattel Paper, or Instruments, each is enforceable in accordance with its terms against the party obligated thereunder, and that the Debtor has fully and accurately disclosed to the Secured Party the amount owing thereunder and any other relevant information concerning liability for payment thereunder;

(d) where the Collateral includes investment property, the Debtor has not given control of the investment property to any person; and

(e) for goods constituting Collateral, the Debtor has in this Agreement or elsewhere fully and accurately disclosed to the Secured Party the locations thereof and of the business operations and records of the Debtor.

7. Covenants of the Debtor.

7.1 The Debtor covenants with the Secured Party that at all times while this Agreement remains in effect the Debtor shall:

(a) defend the title to the Collateral for the benefit of the Secured Party against the claims and demands of all persons;

(b) fully and effectually maintain and keep maintained the validity and effectiveness of the Security Interest;

(c) maintain the Collateral in good order and repair;

(d) forthwith pay:

(i) all taxes, assessments, rates, duties, levies, government fees, claims, dues and other charges of every nature that may be lawfully levied, assessed, or imposed upon it or the Collateral when due, unless the Debtor shall in good faith contest its obligations so to pay and shall furnish such security as the Secured Party may require; and

(ii) all security interests, charges, encumbrances, liens and claims that rank or could in any event rank in priority to the Security Interest, other than the charges or security interests, if any, shown in any Schedule to this Agreement and those consented to in writing by the Secured Party;

(e) forthwith reimburse and indemnify the Secured Party for all costs, charges, expenses, and legal fees and disbursements that may be incurred by the Secured Party in:

(i) inspecting the Collateral;

(ii) investigating title to the Collateral;

(iii) taking, recovering, keeping possession of, and insuring the Collateral; and

(iv) all other actions and proceedings taken in connection with the preservation of the Collateral and the enforcement of this Agreement and of any other Security Interest held by the Secured Party as security for the Obligations;

(f) at the Secured Party's request at any time and from time to time, execute and deliver such further and other documents and instruments and do all acts and things as the Secured Party in its absolute discretion requires in order to confirm and perfect, and maintain perfection of, the Security Interest in favour of the Secured Party upon any of the Collateral;

(g) notify the Secured Party promptly of

(i) any change in the information contained in this Agreement relating to the Debtor, its address, its business, or the Collateral, including without limitation any change of name or address of the Debtor and any change in location of any Collateral;

(ii) the details of any material acquisition of Collateral;

(iii) any material loss or damage to the Collateral;

(iv) any material default by any account debtor in payment or other performance of his or her obligations to the Debtor with respect to any Accounts;

(v) the return to or repossession by the Debtor of the Collateral where such return or repossession of the Collateral is material in relation to the business of the Debtor; and

(vi) the details of any claims or litigation affecting the Debtor or the Collateral;

(h) prevent the Collateral, other than Inventory sold, leased, or otherwise disposed of as permitted by this Agreement, from being or becoming an accession to other property not covered by this Agreement;

(i) permit the Secured Party and its representatives, at all reasonable times, access to all its property, assets, and undertakings and to all its books of account and records for the purpose of inspection, and render all assistance necessary for such inspection;

(j) deliver to the Secured Party from time to time promptly upon request:

(i) any Documents of Title, Instruments, certificated Securities, and Chattel Paper constituting, representing, or relating to Collateral;

(ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists, and other writings relating to the Collateral for the purpose of inspecting, auditing, or copying;

(iii) account control agreements in respect of Investment Property, in form and substance satisfactory to the Secured Party;

(iv) all financial statements prepared by or for the Debtor regarding the Debtor's business;

(v) all policies and certificates of insurance relating to the Collateral; and

(vi) any information concerning the Collateral, the Debtor, and the Debtor's business and affairs as the Secured Party may reasonably require;

(k) carry on and conduct the business of the Debtor in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for the Debtor's business as well as accurate and complete records concerning the Collateral;

(l) where the Collateral is Investment Property, shall prevent any party other than the Secured Party from having control; and

(m) observe and perform the additional covenants, if any, set out in any schedule attached to this Agreement.

7.2 Except as provided in this Agreement, without the prior written consent of the Secured Party, the Debtor shall not:

(a) sell, lease, or otherwise dispose of the Collateral;

(b) release, surrender, or abandon possession of the Collateral; or

(c) move or transfer the Collateral from the jurisdiction or jurisdictions in which the Security Interest has been perfected.

7.3 Provided that the Debtor is not in default under this Agreement, at any time without the consent of the Secured Party the Debtor may lease, sell, license, consign, or otherwise deal with items of Inventory in the ordinary course of its business and for the purposes of carrying on its business.

7.4 The Debtor covenants that to the extent that any monies, credit, or other consideration provided by the Secured Party has enabled the Debtor to purchase or acquire rights in any personal property or assets, the Security Interest is and shall remain a purchase money security interest.

8. Insurance.

8.1 The Debtor covenants that at all times while this Agreement is in effect the Debtor shall:

(a) maintain or cause to be maintained insurance on the Collateral with an insurer, of kinds, for amounts and payable to such person or persons, all as the Secured Party may require, and in particular but without limitation maintain insurance on the Collateral to its full insurable value against loss or damage, including, without limitation, damage by fire including extended coverage endorsement, and in the case of motor vehicles and other mobile Collateral, maintain insurance against theft;

(b) cause the insurance policy or policies required under this Agreement to be assigned to the Secured Party and have as part thereof a standard mortgage clause or a mortgage endorsement, as appropriate; and

(c) pay all premiums in connection with such insurance, and deliver all such policies to the Secured Party, if it so requires.

8.2 If proceeds of any insurance required under this Agreement become payable, the Secured Party may, in its absolute discretion, apply those proceeds to such part or parts of the Obligations as the Secured Party may see fit, or the Secured Party may release any such insurance proceeds to the Debtor for the purpose of repairing, replacing, or rebuilding, but any release of insurance proceeds to the Debtor shall not operate as a payment on account of the Obligations or in any way affect this Agreement.

8.3 The Debtor shall forthwith, on the happening of loss or damage to the Collateral, notify the Secured Party thereof and furnish to the Secured Party at the Debtor's expense any necessary proof and do any necessary act to enable the Secured Party to obtain payment of the insurance proceeds, but nothing

contained in this Agreement shall limit the Secured Party's right to submit to the insurer a proof of loss on its own behalf.

8.4 The Debtor irrevocably authorizes and directs the insurer under any policy of insurance required under this Agreement to include the name of the Secured Party as a loss payee on any cheque or draft that may be issued with respect to a claim under and by virtue of such insurance, and the production by the Secured Party to any insurer of a certified copy of this Agreement shall be its full and complete authority for so doing.

8.5 If the Debtor fails to maintain insurance as required by this Agreement, the Secured Party may, but shall not be obliged to, maintain or effect such insurance coverage, or so much thereof as the Secured Party considers necessary for its protection.

9. Use and Verification of Collateral.

Subject to compliance with the Debtor's covenants contained in this Agreement and compliance with paragraph 11 of this Agreement, the Debtor may, until default, possess, operate, collect, use and enjoy, and deal with the Collateral in the ordinary course of the Debtor's business in any manner not inconsistent with the provisions of this Agreement; provided always that the Secured Party shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Secured Party may consider appropriate. The Debtor agrees to furnish all assistance and information and to perform all such acts as the Secured Party may reasonably request in connection therewith, and for such purpose to grant to the Secured Party or its agents access to all places where the Collateral may be located and to all premises occupied by the Debtor.

10. Investment Property.

If Collateral at any time includes Investment Property, the Debtor authorizes the Secured Party to transfer the same or any part of it into its own name or that of its nominee(s) so that the Secured Party or its nominee(s) may appear on record as the sole owner of it, or has sole rights to it, as applicable; provided that, until default, the Secured Party shall deliver promptly to the Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote and take all action with respect to such Investment Property. After default, the Debtor waives all rights to receive any notices or communications received by the Secured Party or its nominee(s) as such registered owner and agrees that no proxy issued by the Secured Party to the Debtor or its order as aforesaid shall thereafter be effective.

11. Collection of Debts.

Before or after default under this Agreement, without notice to the Debtor, the Secured Party may notify all or any account debtors of the Debtor of the Security Interest and may also direct such account debtors to make all payments on Collateral to the Secured Party. The Debtor acknowledges that any payments on or other proceeds of Collateral received by the Debtor from account debtors, whether before or after notification of this Security Interest to account debtors, and whether before or after default under this Agreement, shall be received and held by the Debtor in trust for the Secured Party and shall be turned over to the Secured Party upon request. This includes interest on deferred payment contracts, and the payments themselves, and lease payments, if any.

12. Income from and Interest on Collateral.

12.1 Until default, the Debtor reserves the right to receive any money constituting income from or interest on Collateral and if the Secured Party receives any such money before default, the Secured Party shall either credit that money against the Obligations or pay it promptly to the Debtor.

12.2 After default, the Debtor shall not request or receive any money constituting income from or interest on Collateral and if the Debtor receives any such money in any event, the Debtor shall hold that money in trust for the Secured Party and shall pay it promptly to the Secured Party.

13. Increases, Profits, Payments, or Distributions.

13.1 Whether or not default has occurred, the Debtor authorizes the Secured Party:

(a) to receive any increase in or profits on the Collateral (other than money) and to hold the same as part of the Collateral. Money so received shall be treated as income for the purposes of paragraph 12 of this Agreement and dealt with accordingly; and

(b) to receive any payment or distribution upon redemption or retirement or upon dissolution and liquidation of the issuer of Collateral; to surrender such Collateral in exchange therefor; and to hold any such payment or distribution as part of Collateral.

13.2 If the Debtor receives any such increase or profits (other than money) or payments or distributions, the Debtor shall deliver the same promptly to the Secured Party to be held by the Secured Party as provided in this Agreement.

14. Disposition of Monies.

Subject to any applicable requirements of the Act, all monies collected or received by the Secured Party under or in exercise of any right it possesses with respect to Collateral shall be applied on account of the Obligations in such manner as the Secured Party deems best or, at the option of the Secured Party, may be held unappropriated in a collateral account or released to the Debtor, all without prejudice to the liability of the Debtor or the rights of the Secured Party under this Agreement, and any surplus shall be accounted for as required by law.

15. Performance of Obligations.

If the Debtor fails to perform any of its obligations under this Agreement, the Secured Party may, but shall not be obliged to, perform any or all of those obligations without prejudice to any other rights and remedies of the Secured Party under this Agreement, and any payments made and any costs, charges, expenses, and legal fees and disbursements (on a solicitor and own client basis) incurred in connection therewith shall be payable by the Debtor to the Secured Party forthwith with interest until paid at the highest rate borne by any of the Obligations and such amounts shall be secured by this Agreement and rank prior to all claims subsequent to this Agreement.

16. Default.

16.1 Unless waived by the Secured Party, it shall be an event of default (an "**Event of Default**") under this Agreement and the security constituted by this Agreement shall immediately become enforceable if:

(a) any term, covenant, or representation of this Agreement is breached or if default occurs under the Mortgage, if any; or

(b) any amount owed to the Secured Party is not paid when due; or

(c) the Debtor defaults or threatens to default in payment when due or performance of any of the Obligations; or

(d) the Debtor or any guarantor of the Debtor declares itself to be insolvent, makes an assignment for the benefit of its creditors, is declared bankrupt, declares bankruptcy, makes a proposal, or otherwise takes advantage of provisions under the *Bankruptcy and Insolvency*

Act, the *Companies Creditors' Arrangement Act*, or similar legislation in any jurisdiction, or fails to pay its debts generally as they become due; or

(e) a receiver or receiver-manager is appointed; or

(f) the Debtor ceases to carry on all or a substantial part of its business; or

(g) distress, execution, or seizure of any of the Collateral occurs; or

(h) if the Debtor is a corporation, there is a change of voting control without the Secured Party's consent; or

(i) the Debtor changes its name or amalgamates or merges without the Secured Party's consent; or

(j) the Debtor allows any hazardous materials to be brought upon any lands or premises occupied by the Debtor; or

(k) the Secured Party in good faith believes and has commercially reasonable grounds to believe that (i) the prospect of payment or performance of the Obligations is impaired or (ii) any of the Collateral is or is about to be placed in jeopardy.

16.2 It shall be an Event of Default under this Agreement and the security constituted by this Agreement shall immediately become enforceable if any material term, covenant, or representation in any other agreement, contract, or other commitment of the Debtor to the Secured Party is breached or if default should occur under the same.

17. Acceleration.

The Secured Party, in its sole discretion, may declare all or any part of the Obligations that are not by their terms payable on demand to be immediately due and payable upon an Event of Default, or, in the absence of an Event of Default, if the Secured Party considers or deems itself insecure or that the Collateral is in jeopardy. The provisions of this paragraph do not and are not intended to affect in any way any rights of the Secured Party with respect to any Obligations that may now or in future be payable on demand.

18. Enforcement.

18.1 Upon any Event of Default under this Agreement, the security constituted by this Agreement shall immediately become enforceable, and any floating charge will immediately attach the Real Property, if any, and Collateral. To enforce and realize on the security constituted by this Agreement, the Secured Party may take any action permitted by law or in equity, as it may deem expedient, and in particular, but without limiting the generality of the foregoing, the Secured Party may do any of the following:

(a) appoint by instrument a receiver, receiver and manager, or receiver-manager (the person so appointed is called the "**Receiver**") of the Collateral, with or without bond as the Secured Party may determine, and from time to time in its absolute discretion remove such Receiver and appoint another in its stead;

(b) enter upon any premises of the Debtor and take possession of the Collateral with power to exclude the Debtor, its agents, and its servants from those premises, without becoming liable as a mortgagee in possession;

(c) preserve, protect, and maintain the Collateral and make such replacements and repairs and additions as the Secured Party may deem advisable;

(d) sell, lease, or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained, and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale, lease, or other disposition is on credit, the Debtor shall not be entitled to be credited with the proceeds of any such sale, lease, or other disposition until the monies therefor are actually received; and

(e) exercise all of the rights and remedies of a secured party under the Act.

18.2 A Receiver appointed under this Agreement shall be the agent of the Debtor and not of the Secured Party, and the Secured Party shall not be in any way responsible for any misconduct, negligence or nonfeasance on the part of any Receiver, its servants, agents, or employees. A Receiver shall, to the extent permitted by law or to such lesser extent permitted by its appointment, have all the powers of the Secured Party under this Agreement, and in addition shall have power to carry on the business of the Debtor and for such purpose to enter upon, use, and occupy all premises owned or occupied by the Debtor in which Collateral may be situate, maintain Collateral upon such premises, use, Collateral directly or indirectly in carrying on the Debtor's business, and from time to time borrow money either unsecured or secured by a security interest in any of the Collateral.

18.3 Subject to the claims, if any, of the creditors of the Debtor ranking in priority to this Agreement, all amounts realized from the disposition of Collateral under this Agreement shall be applied as the Secured Party, in its absolute discretion, may direct or as follows:

(a) in payment of all costs, charges, and expenses (including legal fees and disbursements on a solicitor and own client basis) incurred by the Secured Party in connection with or incidental to:

   (i) the exercise by the Secured Party of all or any of the powers granted to it under this Agreement; and

   (ii) the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted to it under this Agreement, including the Receiver's reasonable remuneration and all outgoings properly payable by the Receiver excluding the Receiver's borrowings;

(b) in payment of any sum or sums borrowed by the Receiver from the Secured Party and interest thereon if such sum or sums are secured by the Collateral;

(c) in or toward payment to the Secured Party of all principal and other monies (except interest) due in respect of the Obligations;

(d) in or toward payment to the Secured Party of all interest remaining unpaid in respect of the Obligations;

(e) in or toward payment of any sum or sums borrowed by the Receiver from any financial institution, corporation, or person other than the Secured Party, and interest thereon if such sum or sums are secured by the Collateral.

Subject to applicable law and the claims, if any, of other creditors of the Debtor, any surplus shall be paid to the Debtor.

18.4 The Debtor agrees that the Secured Party may exercise its rights and remedies under this Agreement immediately upon default, except as may be otherwise provided in the Act, and the Debtor expressly confirms that, except as may be otherwise provided in this Agreement or in the Act, the Secured Party has not given any covenant, express or implied, and is under no obligation to allow the

Debtor any period of time to remedy any default before the Secured Party exercises its rights and remedies under this Agreement.

19. Deficiency.

If the amounts realized from the disposition of the Collateral are not sufficient to pay the Obligations in full, the Debtor shall pay to the Secured Party the amount of such deficiency immediately upon demand for the same.

20. Rights Cumulative.

All rights and remedies of the Secured Party set out in this Agreement are cumulative, and no right or remedy contained in this Agreement is intended to be exclusive but each shall be in addition to every other right or remedy contained in this Agreement or in any existing or future security agreement or now or in future existing at law, in equity or by statute, or under any other agreement between the Debtor and the Secured Party that may be in effect from time to time.

21. Liability of Secured Party.

The Secured Party shall not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfilment of contracts during any period when the Secured Party shall manage the Collateral upon entry, as provided in this Agreement, nor shall the Secured Party be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable. The Secured Party shall not be bound to do, observe, or perform or to see to the observance or performance by the Debtor of any obligations or covenants imposed upon the Debtor, nor shall the Secured Party, in the case of Investment Property, Instruments, or Chattel Paper, be obliged to preserve rights against other persons, nor shall the Secured Party be obliged to keep any of the Collateral identifiable. The Debtor waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party than as contained in this paragraph.

22. Appointment of Attorney and Deed.

22.1 The Debtor irrevocably appoints the Secured Party or the Receiver, as the case may be, with full power of substitution, to be the attorney of the Debtor for and in the name of the Debtor to sign, endorse, or execute under seal or otherwise any deeds, documents, transfers, cheques, instruments, demands, assignments, assurances, or consents that the Debtor is obliged to sign, endorse, or execute, and generally to use the name of the Debtor and to do all things as may be necessary or incidental to the exercise of all or any of the powers conferred on the Secured Party or the Receiver, as the case may be, under this Agreement.

22.2 Whether or not the Debtor attaches its corporate seal, if a corporation, this Agreement is intended to be and is deemed to be a deed given under seal.

23. Accounts.

Notwithstanding any other provision of this Agreement, the Secured Party may collect, realize, sell, or otherwise deal with the Accounts or any part of them in such manner, upon such terms and conditions, and at such time or times, whether before or after default, as may seem to it advisable, and without notice to the Debtor, except in the case of disposition after default and then subject to the provisions of Part 5 of the Act. All monies or other forms of payment received by the Debtor in payment of any Account shall be received and held by the Debtor in trust for the Secured Party.

24. Appropriation of Payments.

Any and all payments made in respect of the Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit, and the Secured Party may at all times and from time to time change any appropriation as the Secured Party may see fit.

25. Liability to Advance.

None of the preparation, execution, perfection, and registration of this Agreement or notice of this Agreement or the advance of any monies shall bind the Secured Party to make any advance or loan or further advance or loan, or renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Secured Party.

26. Waiver.

The Secured Party may from time to time and at any time waive in whole or in part any right, benefit, or default under any paragraph of this Agreement but any such waiver of any right, benefit, or default on any occasion shall be deemed not to be a waiver of any such right, benefit, or default thereafter, or of any other right, benefit or default, as the case may be, and no delay or omission by the Secured Party in exercising any right or remedy under this Agreement or with respect to any Event of Default shall operate as a waiver thereof or of any other right or remedy.

27. Notice.

Any notice, demand, or other communication required or permitted to be given under this Agreement shall be effectually made or given if delivered by prepaid private courier or by facsimile transmission to the address of each party set out on the execution page of this Agreement or to such other address or facsimile number as either party may designate in the manner set out above. Any notice, demand, or other communication shall be deemed to have been given and received on the day of prepaid private courier delivery or facsimile transmission.

28. Extensions.

The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of the Security Interest, and otherwise deal with the Debtor, account debtors of the Debtor, sureties, and others and with the Collateral, the Security Interest, and other security interests as the Secured Party sees fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize on the security constituted by this Agreement.

29. No Merger.

This Agreement shall not operate to create any merger or discharge of any of the Obligations, or of any assignment, transfer, guarantee, lien, mortgage, contract, promissory note, bill of exchange, or security interest of any form held or which may in future be held by the Secured Party from the Debtor or from any other person. The taking of a judgment with respect to any of the Obligations shall not operate as a merger of any of the covenants contained in this Agreement.

30. Assignment.

The Secured Party may, without further notice to the Debtor, at any time assign, transfer, or grant a security interest in this Agreement and the Security Interest. The Debtor expressly agrees that the assignee, transferee, or secured party, as the case may be, shall have all of the Secured Party's rights and remedies under this Agreement, and the Debtor shall not assert any defence, counterclaim, right of

setoff, or otherwise with respect to any claim that the Debtor now has or in future acquires against the Secured Party in any action commenced by such assignee, transferee, or secured party, as the case may be, and shall pay the Obligations to the assignee, transferee, or secured party, as the case may be, as the Obligations become due.

31. Satisfaction and Discharge.

Any partial payment or satisfaction of the Obligations, or any ceasing by the Debtor to be indebted to the Secured Party, shall be deemed not to be a redemption or discharge of this Agreement. The Debtor shall be entitled to a release and discharge of this Agreement upon full payment and satisfaction of all Obligations and upon written request by the Debtor and payment to the Secured Party of all costs, charges, expenses, and legal fees and disbursements (on a solicitor and own client basis) incurred by the Secured Party in connection with the Obligations and such release and discharge.

32. Enurement.

This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, personal representatives, successors, and permitted assigns.

33. Interpretation.

33.1 In this Agreement:

(a) "**Debtor**" and the personal pronoun "it" or "its" and any verb relating thereto and used therewith shall be read and construed as required by and in accordance with the context in which such words are used, depending upon whether the Debtor is one or more individuals, corporations, or partnerships and, if more than one, shall apply to and be binding upon each of them jointly and severally; and

(b) "**Act**" means the British Columbia *Personal Property Security Act* and all regulations thereunder as amended.

33.2 Words and expressions used in this Agreement that have been defined in the Act shall be interpreted in accordance with their respective meanings given in the Act, whether expressed in this Agreement with or without initial capital letters and whether in the singular or the plural, unless otherwise defined in this Agreement or unless the context otherwise requires, and, wherever the context so requires, in this Agreement the singular shall be read as if the plural were expressed, and vice-versa, and the provisions of this Agreement shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm, or corporation.

33.3 Should any provision of this Agreement be declared or held invalid or unenforceable in whole or in part or against or with respect to the Debtor by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of any or all of the remaining provisions of this Agreement, which shall continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

33.4 The headings of the paragraphs of this Agreement have been inserted for reference only and do not define, limit, alter, or enlarge the meaning of any provision of this Agreement.

33.5 This Agreement shall be governed by the laws of British Columbia.

34. Confirmation of Security.

34.1 The Debtor acknowledges and agrees that it is liable to the Lenders on a joint and several basis with the Co-Debtor under the Notes for the entire principal amounts thereunder, plus all accrued but

unpaid interest as at the date hereof and all other costs, charges, and expenses of the Lenders or the Secured Party with respect to the Loan Documents (the "**Indebtedness**").

34.2 The Debtor hereby confirms that the Security Interest is valid and enforceable and constitutes security for all of the Indebtedness and that the Security Interest shall remain in full force and effect for the benefit of the Secured Party on behalf of the Lenders following the execution of this Agreement.

35. Miscellaneous.

35.1 The Debtor authorizes the Secured Party to file such financing statements, financing change statements, and other documents, and do such acts, matters, and things as the Secured Party may deem appropriate, to perfect on an ongoing basis and continue the Security Interest, to protect and preserve the Collateral, and to realize upon the Security Interest.

35.2 The Debtor waives protest of any Instrument constituting Collateral at any time held by the Secured Party on which the Debtor is any way liable and, subject to the provisions of the Act, notice of any other action taken by the Secured Party.

35.3 The Debtor covenants that it shall not amalgamate with any other company or entity without first obtaining the written consent of the Secured Party. The Debtor acknowledges and agrees that if it amalgamates with any other company or companies, then it is the intention of the parties that the term "Debtor" when used in this Agreement shall apply to each of the amalgamating companies and to the amalgamated company, so that the Security Interest granted by this Agreement:

(a) shall extend to "Collateral" (as that term is defined in this Agreement) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" owned or acquired by the amalgamated company thereafter; and

(b) shall secure the "Obligations" (as that term is defined in this Agreement) of each of the amalgamating companies and the amalgamated company to the Secured Party at the time of amalgamation and any "Obligations" of the amalgamated company to the Secured Party arising thereafter. The Security Interest shall attach to "Collateral" owned by each company amalgamating with the Debtor, and by the amalgamated company, at the time of amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when that Collateral becomes owned or is acquired.

35.4 The Debtor authorizes the Secured Party to provide a copy of this Agreement and such other information and documents specified under the Act to any person entitled under the Act to demand and receive them.

36. Copy of Agreement and Financing Statement.

36.1 The Debtor:

(a) acknowledges receiving a copy of this Agreement; and

(b) waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement, or verification statement filed, issued, or obtained at any time in respect of this Agreement.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the date first above written.

THE DEBTOR:

NAKED INC.
by its authorized signatory:

Name: Alex McAfee
Title: CFO

U.S. Tax ID No.: ____________________

Nevada ID No.: ____________________

Address for Notices:

Naked Inc.
2-34346 Manufacturers Way
Abbotsford BC V2S 7M1

Attention: Joel Primus
Fax: 1-877-366-4767

Secured Party Address for Notices:

Kalamalka Partners Ltd.
101-2903 35th Avenue
Vernon BC V1T 2S7

Attention: David Willis
Fax: 250-542-8300

SCHEDULE A
LENDERS AND NOTES

Lender	Amount of Note	Issue Date	Maturity Date
Darroch Investments Ltd.	US$200,000	2012-08-10	2014-08-16
David Lund	US$100,000	2012-08-10	2014-08-16
Bryce Stephens	US$50,000	2012-08-10	2014-08-16
John Nelson	US$50,000	2012-08-10	2014-08-16
Bryce Stephens	US$50,000	2012-12-21	2014-08-16
David Willis	US$50,000	2012-12-21	2014-08-16
Total:	**US$500,000**		